American Century World Mutual Funds, Inc.

Prospectus Supplement

Life Sciences Fund
Technology Fund

Supplement dated July 22, 2002, Prospectus dated April 1, 2002

The following is added after the fifth paragraph under the heading "How does the fund pursue its  investment  objective?"  on page 7 and page 10 of the  Investor
Class prospectus,  Institutional  Class prospectus and Advisor Class prospectus, and page 6 and page 9 of the C Class prospectus.

         The  managers  may  purchase  put  options  (i.e.,  the right to sell a security at a specified  price by a certain  date) for some  securities
         that  the  fund  holds  in  order  to  hedge   against   adverse  price
         fluctuations of those securities. The managers may purchase put options to cover up to 10% of the fund's assets.

The following is added  immediately  above the last paragraph  under the heading
"What are the  principal  risks of investing in the fund?" on page 9 and page 12 of the Investor Class  prospectus,  Institutional  Class  prospectus and Advisor
Class prospectus, and page 8 and page11 of the C Class prospectus.

         Option  prices can be volatile,  and trading in options will expose the fund to  certain  risks.  For  instance,  if the price of the  option's underlying security does not change in the anticipated  direction to an extent  sufficient  to cover the cost of the  option  before the option expires,  the fund may lose all or a significant part of its investment in the option.